Provisions	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Provisions

27. Provisions

Current and non-current provisions changed as follows:

€ thousand	Jan. 1, 2023	Utilization	Reversals	Additions	FX	Dec. 31, 2023
Asset retirement obligations	204	0	0	1,127	0	1,331
Litigation	708	179	167	89	0	451
Warranties	28	15	3	8	0	18
Total	940	194	170	1,224	0	1,800
Thereof non-current
Asset retirement obligations	204	0	0	890	0	1,094
Warranties	13	0	2	9	0	20
Total (non-current)	217	0	2	899	0	1,114

The asset retirement obligations mainly reflect the obligations under lease agreements. The additions are based on the lease agreement of the new headquarter in Munich. The outflows are expected for the end of the lease term in 2038. The provision for litigations mainly relates to a legal dispute, which is expected to be settled within 2024.